                             KEMPER INVESTORS FUND
                            SUPPLEMENT TO PROSPECTUS
                               DATED MAY 1, 1995
                           -------------------------

    The following supplements the "Investment Manager" section of the prospectus.

INVESTMENT MANAGER

    Kemper Financial Services, Inc., the investment manager for the Fund, has changed its name to Zurich Kemper Investments, Inc. ("ZKI"). ZKI is an indirect subsidiary of Zurich Insurance Company, an internationally recognized company providing services in life and non-life insurance, reinsurance and asset management. See "Investment Manager" in the prospectus.

    With respect to the Equity Portfolio, Steven H. Reynolds and the ZKI Equity Investment Committee have managed the portfolio since September, 1995. Mr. Reynolds joined ZKI in September, 1995 as an executive vice president and Chief Investment Officer -- Equities. Immediately prior to joining ZKI, he was a senior vice president and equity portfolio manager of an investment manager; and prior thereto, he was a senior vice president, managing director and head of active equities at a national bank. Mr. Reynolds received a bachelor's degree from Johns Hopkins University, Baltimore, Maryland and an M.B.A. in finance from the University of Virginia, Charlottesville, Virginia. Additional information regarding the ZKI Equity Investment Committee can be found in the "Investment Manager" section of the prospectus.

    Gary A. Langbaum has been the portfolio manager of the Total Return Portfolio since February, 1995 and the portfolio manager of the Small Capitalization Equity Portfolio since January, 1996. He is assisted by investment personnel who specialize in certain areas. Mr. Langbaum joined ZKI in 1988 and is an executive vice president of ZKI. He received a B.A. in Finance from the University of Maryland, College Park, Maryland.

    J. Patrick Beimford, Jr. is a co-portfolio manager of the Government Securities Portfolio and has served as portfolio manager or co-portfolio manager since October, 1995. Mr. Beimford joined ZKI in April, 1976 and is currently an executive vice president and Chief Investment Officer-Fixed Income Investments of ZKI and a Vice President of the Fund. He received a B.S.I.M. in Business from Purdue University, West Lafayette, Indiana, and an M.B.A. in Finance from the University of Chicago, Chicago, Illinois. Mr. Beimford is a Chartered Financial Analyst. Richard L. Vandenberg has been a co-portfolio manager of the Government Securities Portfolio since March, 1996. Mr. Vandenberg joined ZKI in March, 1996 and is a Vice President of the Fund. Immediately prior to joining ZKI, he was a senior vice president and portfolio manager of an investment management firm. He received a B.B.A. and M.B.A., both in Finance, Investments and Banking, from the University of Wisconsin, Madison, Wisconsin.

March 15, 1996
KINF-1A 3/96                          (LOGO)printed on recycled paper